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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of The Fulcrum Fund Limited Partnership (the "Company") for the quarterly period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth A. Shewer, Chief Executive Officer of Kenmar Advisory Corp., as the General Partner of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 By:     /s/ Kenneth A. Shewer
         -----------------------------------
 Name:   Kenneth A. Shewer
         Chief Executive Officer of Kenmar
         Advisory Corp.,
         General Partner of The Fulcrum Fund
         Limited Partnership


November 14, 2002

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